SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 11, 2009
Group 1 Automotive, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-13461	76-0506313
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
800 Gessner, Suite 500
Houston, Texas 77024
(Address of principal executive offices) (Zip code)
(713) 647-5700
(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-23.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 8.01. Other Events.
     Group 1 Automotive, Inc. (the “Company”), a Delaware corporation, is filing this Current Report on Form 8-K (this “Report”) to reflect certain required accounting adjustments and reclassifications described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “Original 2008 Form 10-K”) filed on February 25, 2009. Neither this Report nor the Exhibits hereto reflect any events occurring after the filing of the Original 2008 Form 10-K, as amended by Amendment No. 1 (the “Amended 2008 Form 10-K” filed on March 13, 2009 and together with the Original 2008 Form 10-K, the “2008 Form 10-K”), or modify or update the disclosures in the 2008 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the 2008 Form 10-K, including any amendments to those filings.
     As previously disclosed in the 2008 Form 10-K, in May 2008, the Financial Accounting Standards Board finalized FASB Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments that may be Settled in Cash upon Conversion” (“APB 14-1”), which specifies the accounting for certain convertible debt instruments, including the Company’s 2.25% Convertible Senior Notes due 2036 (“2.25% Notes”). For convertible debt instruments that may be settled entirely or partially in cash upon conversion, APB 14-1 requires an entity to separately account for the liability and equity components of the instrument in a manner that reflects the issuer’s economic interest cost. The adoption of APB 14-1 for the Company’s 2.25% Notes requires that the equity component of the 2.25% Notes be initially included in the paid-in-capital section of stockholders’ equity on the Company’s Consolidated Balance Sheets and that the value of the equity component be treated as an original issue discount for purposes of accounting for the debt component of the 2.25% Notes. Higher interest expense results by recognizing the accretion of the discounted carrying value of the 2.25% Notes to their face amount as interest expense over the expected term of the 2.25% Notes using an effective interest rate method of amortization. APB 14-1 is effective for the Company as of January 1, 2009 and early adoption was not permitted; however, once adopted, APB 14-1 requires retrospective application to the terms of instruments as they existed for all periods presented. The retrospective application of APB 14-1 affects the years ended December 31, 2008, 2007 and 2006.
     The Company has adjusted in Exhibits 99.1, 99.2, 99.3 and 99.4 to this Report the following financial information contained in the 2008 Form 10-K to reflect the Company’s retrospective application of APB 14-1:
•	Selected Financial Data;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations:

•	Quantitative and Qualitative Disclosures about Market Risk; and

•	Financial Statements and Supplementary Data.

Item 9.01. Financial Statements and Exhibits.
23.1	Consent of Ernst & Young LLP

99.1	Selected Financial Data (adjusted to reflect the retrospective application of APB 14-1)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of APB 14-1)

99.3	Quantitative and Qualitative Disclosures about Market Risk (adjusted to reflect the retrospective application of APB 14-1)

99.4	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of APB 14-1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Group 1 Automotive, Inc.

August 11, 2009	By:	/s/ John C. Rickel
Date		John C. Rickel Senior Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

23.1	Consent of Ernst & Young LLP

99.1	Selected Financial Data (adjusted to reflect the retrospective application of APB 14-1)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of APB 14-1)

99.3	Quantitative and Qualitative Disclosures about Market Risk (adjusted to reflect the retrospective application of APB 14-1)

99.4	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of APB 14-1)